UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 15, 2016

BALDWIN & LYONS, INC.
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(Exact name of registrant as specified in its charter)

Indiana	0-5534	35-0160330
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 Congressional Boulevard, Carmel, IN	46032
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                       (317) 636-9800
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Not applicable
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 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
       2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
      4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers

At its meeting on August 9, 2016, the Compensation and Employee Benefits Committee (the "Committee") of the Board of Directors (the "Board") of Baldwin & Lyons, Inc. (the "Company") adopted and approved the following new compensatory arrangements for Douglas W. Collins, the Company's interim Chief Financial Officer, and Michael B. Edwards, the Company's Vice President, Treasurer and Chief Accounting Officer:

The Committee approved an increase in the annual base salary of Mr. Collins to $274,500, which base salary is effective as of May 17, 2016, the date Mr. Collins was appointed as interim Chief Financial Officer.  The Committee also designated Mr. Collins as an eligible participant under the Company's Executive Incentive Bonus Plan (the "Plan") and set his target annual incentive opportunity for 2016 at $70,000.  The amount of the bonus paid under the Plan for 2016 will be determined using a preset formula consisting of two components: 50% dependent upon a Board-approved hurdle based upon pre-tax operating profit and 50% dependent on an evaluation of Mr. Collins' performance and responsibilities.

The Committee also approved an increase in the annual base salary of Mr. Edwards to $260,515, which base salary is effective as of May 17, 2016, the date Mr. Edwards was appointed as the Company's Chief Accounting Officer.  The Committee also designated Mr. Edwards as an eligible participant under the Plan and set his target annual incentive opportunity for 2016 at $60,000.   The amount of the bonus paid under the Plan for 2016 will be determined using a preset formula consisting of two components: 50% dependent upon a Board-approved hurdle based upon pre-tax operating profit and 50% dependent on an evaluation of Mr. Edwards' performance and responsibilities.

A more detailed description of the Plan was included starting on page 21 of the Company's Definitive Proxy Statement for its Annual Meeting of Shareholders held on May 4, 2010, and such description is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

August 15, 2016                                                                  by: /s/ W. Randall Birchfield
   W. Randall Birchfield,
   Chief Executive Officer